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                                AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

          THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("Amendment No. 1") dated as of June 30, 1993, by and among UNITED STATIONERS SUPPLY CO., an Illinois corporation (the "Borrower"), UNITED STATIONERS INC., a Delaware corporation ("USI"), MICROUNITED INC., a Delaware corporation ("MicroUnited"), UNITED STATIONERS CANADA LTD., a Canadian corporation ("Stationers Canada"), and UNITED STATIONERS HONG KONG LIMITED, a Hong Kong corporation (formerly Devine International Limited ) ("USHK"), UNITED WORLDWIDE LIMITED, a Hong Kong corporation ("UWL") (USI, MicroUnited, Stationers Canada, USHK and UWL shall sometimes be referred to collectively as the "Guarantors"); and NATIONSBANK OF NORTH CAROLINA, N.A., NBD BANK, N.A., THE NORTHERN TRUST CO., BANQUE PARIBAS, WACHOVIA BANK OF GEORGIA, NATIONAL ASSOCIATION, FIRST INTERSTATE BANK OF TEXAS, N.A. and PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank) ("PNC") (collectively the "Banks"), and PNC as Agent.

                                   WITNESSETH:

          WHEREAS, the Borrower is a party to a Reducing Revolving Credit and Term Loan Agreement, dated as of June 24, 1992, among the Borrower, the Guarantors, the Banks and PNC, as agent (as so amended, the "Credit Agreement"), pursuant to which the Banks have agreed to make competitive bid loans, term loans and revolving credit loans to the Borrower, all under the terms and conditions set forth therein;

          WHEREAS, the capitalized terms used but not defined herein and defined in the Credit Agreement shall have the meanings given to them under the Credit Agreement, as amended hereby;

          WHEREAS, the Borrower, the Guarantors and the Banks desire to amend the Credit Agreement to do all of the following simultaneously with the effective date of this Amendment: (i) permit the Borrower to form a new corporation with T.J. Crayne so long as the Loan Parties' loans, investments and advances to the new corporation do not exceed $2,000,000 in the aggregate from all Loan Parties, (ii) permit the Borrower to form a new Subsidiary, UWL, which will be organized under the laws of Hong Kong and will become a Loan Party to the Credit Agreement and (iii) modify other terms of the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Amendments. The parties hereto do hereby modify and amend the Credit Agreement as follows:

               (a) By adding the following definitions of the following terms to Section 1.01:

               "UBC shall mean United Business Computers, Inc., a corporation organized and existing under the laws of the State of Delaware and owned by the Borrower and T.J. Crayne."

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               "USHK" shall mean United Stationers Hong Kong Limited, a
          corporation organized and existing under the laws of Hong Kong."

               ""UWL shall mean United Worldwide Limited, a corporation organized and existing under the laws of Hong Kong."


               (b) By deleting in their entirety from Section 1.01, the definitions of Affiliate, Guarantors, Loan Guaranty, Loan Parties and Subsidiary and inserting the following definitions of such terms in lieu thereof:

               "Affiliate as to any Loan Party shall mean any other person (i) which directly or indirectly controls, is controlled by, or is under common control with such Loan Party, (ii) which beneficially owns or holds 50% or more of any class of the voting stock of such Loan Party or (iii) 50% or more of the voting stock (or in the case of a person which is not a corporation, 50% or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by such Loan Party; provided, however, in no event shall UBC be deemed to be an Affiliate of any Loan Party. Control, as used herein, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities (other than securities having contingent voting rights), by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be."

               "Guarantors shall mean collectively USI, MicroUnited, Stationers Canada, USHK and UWL."

               "Loan Guaranty shall mean the Guaranty and Suretyship Agreement of USHK, UWL, MicroUnited, Stationers Canada and USI in substantially the form attached hereto as Exhibit 1.01(L) executed and delivered by such parties to the Agreement for the benefit of the Banks."

               "Loan Parties shall mean the Borrower, USI, MicroUnited, Stationers Canada, USHK and UWL."

               "Subsidiary of any person at any time shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (without regard to any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such person or one or more of such person's Subsidiaries, or any partnership of which such person is a general partner or of which 50% or more of the partnership interests is at the time directly

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          or indirectly owned by such person or one or more of such person's
          Subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such person or one or more of such person's Subsidiaries; provided, however, in no event shall UBC be deemed to be a Subsidiary of any Loan Party."

               (c) By deleting in its entirety from Section 1.01, the definition of Devine, and by inserting the term "USHK" in lieu of the defined term "Devine" throughout the Credit Agreement.

               (d) By inserting a new clause (v) at the end of Section 6.01(b) as follows:

                 "(v) The authorized capital stock of UWL consists of 1,000 shares, of which 1,000 shares are issued and outstanding with 999 shares owned by the Borrower and 1 share owned by MicroUnited. All such shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such shares except as indicated on Schedule 6.01(b)."

               (e) By amending and restating Section 6.01(c) to read as follows:

                 "(c) Subsidiaries. USI has no active Subsidiaries except for the Borrower and MicroUnited. The Borrower has no Subsidiaries except for Stationers Canada, USHK and UWL, each of which are wholly owned Subsidiaries of the Borrower (with the exception of USHK and UWL, which are owned in part by MicroUnited). Neither Stationers Canada nor MicroUnited has any Subsidiaries. USI has good and marketable title to its shares of the Borrower and MicroUnited. The Borrower has good and marketable title to its shares of Stationers Canada, USHK and UWL (collectively, the "Subsidiary Shares"), free and clear in each case of any Lien. All Subsidiary Shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such shares."

               (f) By amending and restating Section 8.01(l) in its entirety to read as follows:

                 "(l) Ownership of Subsidiaries. USI shall own all of the issued and outstanding stock of the Borrower and MicroUnited, and the Borrower shall own all of the issued and outstanding shares of Stationers Canada, USHK and UWL (except in the case of USHK and UWL for the one (1) share owned by MicroUnited), except that, notwithstanding the foregoing, the Loan Parties may merge or consolidate with one another as permitted under Section 8.02(e)(ii)."

               (g) By amending and restating Section 8.02(a)(ix) and (x) to read as follows:

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                 "(ix) Indebtedness under lines of credit for use outside of the
                       United States to finance the foreign operations of the Loan Parties in an amount not to exceed $9,000,000;

                 (x) Indebtedness incurred by reason of overdrafts of the Loan Parties so long as any such Indebtedness is repaid in full within one Business Day after it is incurred."

               (h) By amending and restating Section 8.02(c) in its entirety to read as follows:

                 "(c) Loans and Investments. Except as otherwise provided or permitted in this Agreement or described in the Schedules hereto, each Loan Party shall not at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other investment or interest in, or make any capital contribution to, any other person, or agree, become or remain liable to do any of the foregoing, except:

                        (i) trade credit extended on usual and customary terms in the ordinary course of business;

                       (ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

                      (iii)   Permitted Investments;

                       (iv) any interest rate swap, cap, collar or floor or other interest rate management instrument;

                        (v) Intercompany Loans subject to the Subordination Agreement;


                       (vi) other loans, investments or advances made in cash or property to parties other than the Loan Parties and UBC in an amount not to exceed $2,500,000 in the aggregate for all Loan Parties;

                      (vii)   acquisitions permitted under Section
          8.02(e)(iv); and

                     (viii) other loans, investments or advances made in cash or property to UBC in an amount not to exceed
          $2,000,000 in the aggregate for all Loan Parties."

               (i) By amending and restating Section 8.02(e) in its entirety to read as follows:

                 "(e) Liquidations, Mergers, Consolidations and

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          Acquisitions.  Each of the Loan Parties shall not dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other person, provided that (i) the Loan Parties may consummate the SDC merger pursuant to the Merger Document and the Distributing merger; (ii) the Subsidiaries of USI may merge into or consolidate with one another or USI, provided that the Borrower or USI (as the case may be) shall remain a surviving entity and the Borrower shall remain the obligor on the Indebtedness under this Agreement; (iii) the Borrower, Stationers Canada, USHK, UWL or MicroUnited may consolidate or merge with another entity not specified in Section 8.02(e)(ii), provided that USI, the Borrower, Stationers Canada, USHK, UWL and MicroUnited each shall remain in existence following such merger, the merger shall not create any breach of any other representation, warranty, covenant or condition hereunder, the Borrower, Stationers Canada, USHK, UWL and MicroUnited shall remain direct wholly-owned subsidiaries of USI or the Borrower, as the case may be, after the merger; and the Borrower shall remain the obligor on the Indebtedness under this Agreement, and
          (iv) the Loan Parties may acquire the assets or all of the stock of or other ownership interests in another entity provided that (A) the consideration paid by the Loan Parties consists solely of capital stock of USI except for cash used to buy fractional shares and for payments in respect of dissenters' rights; (B) the aggregate fair market value of USI stock issued or exchanged in connection with any single acquisition shall not exceed $15,000,000 and in the aggregate for all acquisitions during the term of this Agreement shall not exceed $35,000,000 prior to repayment of all Term Loans and $50,000,000 following repayment of all Term Loans; and (C) the business acquired comply with the requirements of Section 8.02(i); and
          (v) the Loan Parties shall be permitted to engage in investments permitted under Section 8.02(c)(vi) and (viii). The Borrower shall notify the Agent of each transaction described in clauses (ii) through
          (iv) above and the terms thereof within fifteen (15) Business Days after the closing date thereof."

               (j) By amending and restating Section 8.02(f) in its entirety to read as follows:

                 "(f) Dispositions of Assets or Subsidiaries. Each of the Loan Parties shall not sell, convey, assign or lease (excluding subleases) on terms which are in essence a complete disposition of the underlying asset, or abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except:

                        (i) transactions involving the sale of inventory in the ordinary course of business;

                       (ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of the Borrower's business, except that sales of regional distribution centers and distribution centers owned by SDC or Distributing prior to their merger or liquidation shall not be deemed to be in the ordinary course of business;

                      (iii) any sale, transfer or lease of assets among the Loan Parties which is in accordance with all applicable Law;

                       (iv) any sale or transfer of fixed assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 8.02(n);

                        (v) any sale, transfer or lease of assets provided that the aggregate book value of the assets to be sold or transferred and all assets previously sold, transferred or leased during the term of this Agreement do not exceed 10% of Consolidated Tangible Net Worth as of the date of such sale; or

                       (vi)   transactions permitted under Section
          8.02(c)(viii)."

               (k) By amending and restating Section 8.02(h) in its entirety to read as follows:

                 "(h) Subsidiaries, Partnerships and Joint Ventures. The Loan Parties shall not own or create directly or indirectly any Subsidiaries other than Subsidiaries which are Loan Parties or shall become Loan Parties and Guarantors of the indebtedness hereunder and with respect to which appropriate legal opinions reasonably requested by the Agent have been issued, provided that the Borrower will not transfer any material portion of its business or assets to such Subsidiaries without the prior written consent of the Banks which consent shall not be unreasonably withheld, and provided further that the Borrower shall be permitted to acquire and own an interest in UBC without the requirement that UBC become a Loan Party and a Guarantor of the indebtedness hereunder so long as Borrower complies with
          Section 8.02 in connection with such acquisition and the ownership of such interest."

          2. Financial Statements and Reports. The Banks acknowledge that, while UBC is not a Loan Party under the Credit Agreement, UBC's financial condition and results of operation will be included in the Loan Parties' financial statements as required by GAAP. Such consolidated financial statements shall be used for all purposes under the Credit Agreement and the figures reported therein shall be deemed to be those exclusively of the Loan Parties.

          3. Representations and Warranties. The Loan Parties each confirm the representations and warranties made by them to the Banks in Article VI of the Credit Agreement as of the date hereof (except for representations and warranties which expressly relate to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), as such representations and warranties are amended by this Amendment No. 1.

          4. Effect on Loan Documents. Each of the Guarantors agrees that the Loan Guaranty and the Competitive Bid Loan Guaranties shall not be affected by this Amendment No. 1 (except for the name change of USHK and the joinder of UWL) and shall remain in full force and effect. The Borrower confirms that the Notes, the Competitive Bid Notes and each of the other Loan Documents shall not be affected by this Amendment No. 1 and shall remain in full force and effect. Except as expressly modified by this Amendment No. 1, all of the terms, conditions, representations, warranties and covenants of the Loan Parties under the Loan Documents shall remain in full force and effect.

          5. Conditions to Effectiveness. The effectiveness of this Amendment No. 1 is conditioned upon the Borrower's compliance with the following:

               (a) The Borrower shall deliver to the Agent for the benefit of each Bank a certificate dated the date of this Amendment No. 1 signed by a Secretary or Assistant Secretary of each Loan Party certifying as to all corporate action taken by each of them in connection with this Amendment No. 1.

               (b) The Borrower shall deliver to the Agent for the benefit of each Bank a written opinion of in-house counsel for Borrower, USI and MicroUnited dated the effective date of this Amendment No. 1 as to the matters set forth in Exhibit "A".

               (c) The Borrower shall deliver to the Agent for the benefit of each Bank copies of UBC's and UWL's organizational documents, including its certificate of incorporation and bylaws as in effect on the date hereof as certified by an executive officer of UBC and UWL, together with certificates from an executive officer of UBC and UWL as to the continued existence and good standing of UBC and UWL.

               (d) The Borrower shall deliver to the Agent for the benefit of each Bank copies of all the Borrower's loan documents with UBC.

               (e) The Borrower shall deliver to the Agent for the benefit of each Bank a joinder duly executed by UWL to the Competitive Bid Loan Guaranty, the Loan Guaranty and the Subordination Agreement.

               (f) The Borrower shall deliver to the Agent for the benefit of the Banks a certificate dated the date hereof and signed by the Chief Executive Officer, President or Chief Financial Officer, certifying as of the date hereof, as to those matters set forth in Section 7.01(a) of the Credit Agreement.

          6. Counterparts. This Amendment No. 1 may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all of such counterparts shall together constitute one and the same instrument.

          7. Reimbursement. The Borrower unconditionally agrees to pay or reimburse the Agent and the Banks, as the case may be, and save the Agent and each Bank harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to, reasonable fees and expenses of counsel, incurred (a) by the Agent in connection with the development, preparation, printing, execution, administration, interpretation and performance of this Amendment No. 1 and the other Loan Documents and (b) with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Bank in any way relating to or arising out of this Amendment No. 1 or any other Loan Documents or in any action taken or omitted by the Agent or any Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses if the same results from the Agent's or such Bank's gross negligence or willful misconduct.

          8. Entire Agreement. This Amendment No. 1 and the exhibit hereto set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior understandings and agreements, whether written or oral, among the parties hereto and thereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment No. 1, and no party shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not set forth herein.

          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 1 as of the day and year first above written.

ATTEST:                            UNITED STATIONERS SUPPLY CO.

___________________________        By:_________________________________
                                      _________________________________
[Seal]

ATTEST:                            UNITED STATIONERS INC.

___________________________        By:_________________________________
                                      _________________________________
[Seal]

ATTEST:                            MICROUNITED INC.

___________________________        By:_________________________________
                                      _________________________________
[Seal]

ATTEST:                            UNITED STATIONERS CANADA LTD.

___________________________        By:_________________________________
                                      _________________________________
[Seal]

ATTEST: UNITED STATIONERS HONG KONG LIMITED (formerly Devine International Limited)

___________________________        By:_________________________________
                                      _________________________________
[Seal]

ATTEST:                            UNITED WORLDWIDE LIMITED

___________________________        By:_________________________________
                                      _________________________________
[Seal]

                                   PNC BANK, NATIONAL ASSOCIATION
                                   (formerly Pittsburgh National Bank)
                                   individually and as Agent

                                   By:_________________________________
                                      Robert Krasnow, Vice President


                                   NATIONSBANK OF NORTH CAROLINA, N.A.

                                   By:_________________________________
                                      Christopher B. Torie,
                                      Senior Vice President


                                   THE NORTHERN TRUST CO.

                                   By:_________________________________
                                      David Blowers, Vice President


                                   BANQUE PARIBAS

                                   By:_________________________________
                                      Peter Toal, Vice President

                                   and

                                   By:_________________________________
                                      Robert E. Howard,
                                      Regional General Manager


                                   WACHOVIA BANK OF GEORGIA, NATIONAL
                                   ASSOCIATION

                                   By:_________________________________
                                      David Gaines, Vice President


                                   FIRST INTERSTATE BANK OF TEXAS, N.A.

                                   By:_________________________________
                                      Steve Wood, Vice President


                                   NBD BANK, N.A.

                                   By:_________________________________
                                      Arthur S. Littlefield, III
                                      First Vice President

                                   and

                                   By:_________________________________

                                      _________________________________